FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 6, 2013, among PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation (“PRA”, or the “Borrower”), the Guarantors, the Lenders party hereto constituting Required Lenders and BANK OF AMERICA, N.A., as Administrative Agent.

Recitals

PRA, the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Credit Agreement dated as December 19, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to provide a senior credit facility to the Borrower.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

PRA and the Guarantors have requested that the Administrative Agent and the Required Lenders agree to certain changes to the Credit Agreement as set forth herein.  The Administrative Agent and the Required Lenders are willing to agree to such changes to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, PRA, the Guarantors, the Lenders party hereto constituting Required Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1. (a) The following defined terms are added to Section 1.01 of the Credit Agreement:

“Commodity Exchange Act” means the Commodity Exchange Act and rules and regulations promulgated thereunder (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, rule or regulation.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any other “keepwell, support or other agreement” for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Guarantors) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Fundamental Change” means (i) a recapitalization, reclassification, or change of the common stock of PRA (other than changes resulting from a subdivision or combination) as a result of which the common stock of PRA would be converted into or exchanged for, stock, other securities, other property or assets; (ii) a sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of PRA and its subsidiaries (other than to one of its subsidiaries); or (iii) the common stock of PRA or other ordinary shares underlying Permitted Convertible Notes shall cease to be listed or quoted on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors).

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

“Permitted Convertible Notes” has the meaning specified in Section 8.03(m).

“Qualified ECP Guarantor” means at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party or Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 19 of the AGG Guaranty Agreement).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(b) The following defined term in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Loan Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or on account of any return of capital to PRA’s stockholders, partners or members (or the equivalent Person thereof), or any setting apart of funds or property for any of the foregoing, provided, for clarity, neither the conversion of convertible debt into capital stock (including cash for fractional shares), nor the purchase, redemption, retirement, acquisition, cancellation or termination of convertible debt made with Equity Interests shall be a Restricted Payment.

2. The definition of “Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantors” means, collectively, (a) each Domestic Subsidiary of PRA that is a Wholly Owned Subsidiary identified as a “Guarantor” on the signature pages hereto, (b) each Person that joins as a Guarantor pursuant to Section 7.12 or otherwise, (c) with respect to (i) Obligations under any Swap Contract between any Loan Party (other than PRA or any Specified Loan Party) and any Swap Bank that is permitted to be incurred pursuant to Section 8.03(d), (ii) Obligations under any Treasury Management Agreement between any Loan Party (other than PRA) and any Treasury Management Bank, (iii) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.08) under the Guaranty and (iv) the Designated Borrower Obligations, PRA, and (d) the successors and permitted assigns of the foregoing; provided, that, “Subsidiary Guarantor” shall not include any Excluded Subsidiaries.

3. The following proviso is hereby added to the end of the definition of “Obligations” in Section 1.01 of the Credit Agreement:

“; provided that the “Obligations” of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party.”

4. Section 2.02(f)(i)(A) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(A) any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof, or such other integral amount as the Administrative Agent may agree in its reasonable discretion;”

5. The following Section 4.08 is hereby added immediately following Section 4.07 of the Credit Agreement:

“4.08 Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Specified Loan Party or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 4.08 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 4.08 to constitute, and this Section 4.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act.”

6. Clause (m) of Section 8.03 (Indebtedness) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(m)  Indebtedness of PRA in the form of senior, unsecured convertible notes (including the related indenture) in an aggregate amount not to exceed $300,000,000 (“Permitted Convertible Notes”); provided, that (i) no Default or Event of Default has occurred or is continuing, or would result from the issuance of such Indebtedness and (ii) such Indebtedness shall not have a maturity date or be subject to any form of redemption within 180 days of the Maturity Date hereunder, other than pursuant to conversion of the Permitted Convertible Notes, customary provisions requiring redemption upon a “change of control” (as defined in the documentation relating to any Permitted Convertible Notes), the occurrence of a Fundamental Change or acceleration upon an event of default; and”

7. The following new clause (g) is hereby added to Section 8.06 (Restricted Payments) of the Credit Agreement to read in full as follows:

“(g) PRA may (i) so long as no Default or Event of Default shall have occurred and be continuing, incur obligations under Permitted Convertible Notes, including but not limited to obligations thereunder that require repurchase of such Permitted Convertible Notes at the option of the holders thereof upon the occurrence of a “change of control” (as defined in the documentation relating to any Permitted Convertible Notes) or a Fundamental Change or that permit holders to convert the Permitted Convertible Notes, (ii) so long as no Default or Event of Default shall have occurred and be continuing, satisfy any conversion of Permitted Convertible Notes through a cash payment pursuant to cash settlement provisions contained in the documentation relating to any Permitted Convertible Notes, provided, that, (y) immediately prior to any such cash payment, PRA has Sufficient Liquidity (as defined below), and (z) prior to any such cash payment, PRA shall deliver to the Administrative Agent a Compliance Certificate demonstrating that after giving effect to any such cash payment on a Pro Forma Basis, the Loan Parties and their Subsidiaries would have been in compliance with the financial covenants set forth in Section 8.11, (iii) so long as no Default or Event of Default shall have occurred and be continuing, make any required repurchase of Permitted Convertible Notes in cash pursuant to the terms thereof upon the occurrence of a “change of control” (as defined in the documentation relating to any Permitted Convertible Notes) or a Fundamental Change, (iv) so long as no Default or Event of Default shall have occurred and be continuing, pay the principal of, and retire, any outstanding Permitted Convertible Notes at maturity, including at stated maturity and upon acceleration upon an event of default; and (v) make any required interest payments under the Permitted Convertible Notes.

“Sufficient Liquidity” means cash and Cash Equivalents (including, without limitation, availability under the Domestic Revolving A Commitments and Multi Currency Revolving B Commitments) in an aggregate amount equal to 115% of the sum of the principal amount of the Permitted Convertible Notes contemplated to be paid by the Borrower in cash.”

8. Clause (b) of Section 8.13 (Prepayment of Other Indebtedness, Etc.) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(b) Make any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than Indebtedness arising under the Loan Documents, intercompany indebtedness and cash settlements of conversions of Permitted Convertible Notes permitted by Section 8.06(g)).”

9. Clause (e) of Section 9.01 (Events of Default) of the Credit Agreement is hereby amended and restated to read in full as follows:

“(e) Cross-Default. (i) Any Loan Party or any Subsidiary (A) fails to make any payment when due and beyond the applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an outstanding aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails (beyond any applicable grace period) to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed prior to its stated maturity, or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded unless, in the case of this clause (i), such event or condition is no longer continuing or has been waived in accordance with the terms of such Indebtedness such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (i) shall not apply to (1) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or (2) convertible debt that becomes due as a result of an offer to repurchase that is required to be made or a conversion, repayment or redemption event, provided such repurchase, conversion, repayment or redemption is effectuated only in capital stock or is permitted to be repurchased, settled upon conversion in cash, repaid or redeemed pursuant to Section 8.06(g); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount;”

10. The following provision is hereby added at the end of Section 9.02 of the Credit Agreement:

“Excluded Swap Obligations with respect to any Loan Party shall not be paid with amounts received from such Loan Party or such Loan Party’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section.”

ARTICLE II
CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) when the following conditions have been met:

1. Counterparts. The Administrative Agent shall have received counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

2. Costs and Expenses, etc. The Administrative Agent shall have received all costs and expenses due and payable pursuant to Section 11.04 of the Credit Agreement, if then invoiced.

3. Other Documents. The Administrative Agent shall have received such other documents, agreements or information as the Administrative Agent may reasonably request.

ARTICLE III
MISCELLANEOUS

1. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement, as amended hereby, and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.

5. Representations and Warranties. To induce the Administrative Agent Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

[SIGNATURE PAGES FOLLOW]IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PORTFOLIO RECOVERY ASSOCIATES, INC.

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Executive Vice President and General Counsel

PORTFOLIO RECOVERY ASSOCIATES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING I, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA LOCATION SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA GOVERNMENT SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA RECEIVABLES MANAGEMENT, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING II, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA HOLDING III, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

MUNI SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA PROFESSIONAL SERVICES, LLC

By: /s/ Judith S. Scott
Name: Judith S. Scott
Title: Member’s Representative

PRA FINANCIAL SERVICES, LLC

By: /s/ Kent McCammon
Name: Kent P. McCammon
Title: Manager

BANK OF AMERICA, N.A., as

Administrative Agent

By: /s/ Denise Jones
Name: Denise Jones
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jundie Cadiena
Name: Jundie Cadiena
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Paula Smith
Name: Paula Smith
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By: /s/ Joel S. Rhew
Name: Joel S. Rhew
Title: Senior Vice President

XENITH BANK, as a Lender

By: /s/ Bradley D. Nott
Name: Bradley D. Nott
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

STELLAR ONE BANK, as a Lender

By: /s/ David A. Durham
Name: David A. Durham
Title: Market Executive